Exhibit 10.5

GLDD ACQUISITIONS CORP.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of December 22, 2003, by and among GLDD Acquisitions Corp., a Delaware corporation (the “Company”); Madison Dearborn Capital Partners IV, L.P., a Delaware corporation (“MDCP”) and each of the Persons listed on the signature pages hereto as “Other Investors” (the “Other Investors”).  Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 7 hereof.

MDCP and certain Other Investors purchasing shares of Common Stock and Series A Preferred Stock of the Company pursuant to a Subscription Agreement among MDCP, the Company and certain other Persons party thereto, dated as of December 22, 2003 (as amended or modified from time to time, the “Subscription Agreement”).

Certain Other Investors that are members of management of the Company and its Subsidiaries are acquiring shares of Common Stock and Series B Preferred Stock of the Company pursuant to a Management Equity Agreement among the Other Investors and the Company dated as of December 22, 2003 (as amended or modified from time to time, the “Management Equity Agreement”).

The execution and delivery of this Agreement is a condition to MDCP’s purchase of the Common Stock and Series A Preferred Stock pursuant to the Subscription Agreement and the Other Investors’ acquisition of the Common Stock and Series B Preferred Stock pursuant to the Management Equity Agreement.

The parties hereto agree as follows:

1.                                       Demand Registrations.

(a)                                  Requests for Registration.  At any time after the date hereof, the holders of at least a majority of MDCP Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities (i) on Form S-1 or any similar long-form registration (“Long-Form Registrations”) and (ii) on Form S-2 or S-3 or any similar short-form registration (“Short-Form Registrations”) if available.  All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.”  Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and (subject to the remainder of this Section 1) shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

(b)                                 Number of Demand Registrations.  The holders of MDCP Registrable Securities shall be entitled to request three Long-Form Registrations and an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses as set forth in Section 4; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $20 million.  A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective.

(c)                                  Priority on Demand Registrations.  The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of 50% or more of the Registrable Securities included in such registration.  If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included therein, then the Company (i) shall include in such registration only such number as may be sold therein in such an orderly manner, and (ii) prior to the inclusion of any securities which are not Registrable Securities shall include Registrable Securities pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder; provided, however, that if the managing underwriters determine that the inclusion of the number of Other Investor Registrable Securities proposed to be included in any such offering would adversely affect the marketability of such offering, the Company may exclude such number of Other Investor Registrable Securities as necessary to negate such adverse impact.

(d)                                 Restrictions on Demand Registrations.  The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included.  In addition, the Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Long-Form Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

(e)                                  Selection of Underwriters.  The Company’s board of directors shall select the investment banker(s) and manager(s) to administer the offering.

(f)                                    Form S-3.  If the holders of Registrable Securities do not intend to distribute the Registrable Securities by means of an underwritten Public Offering, the Company may, if it is then eligible to do so, effect the registration of the Registrable Securities on Form S-3 or any comparable or successor form or forms if such form is available for use by the Company pursuant to and in accordance with the Securities Act.

2.                                       Piggyback Registrations.

(a)                                  Right to Piggyback.  Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and (subject to the remainder of this Section 2) shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice.

(b)                                 Piggyback Expenses.  The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c)                                  Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company (i) shall include in such registration only such number as may be sold therein in such an orderly manner, and (ii) prior to the inclusion of any securities which are not Registrable Securities, shall include Registrable Securities pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder; provided, however, that if the managing underwriters determine that the inclusion of the number of Other Investor Registrable Securities proposed to be included in any such offering would adversely affect the marketability of such offering, the Company may exclude such number of Other Investor Registrable Securities as necessary to negate such adverse impact.

(d)                                 Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company (i) shall include in such registration only such number as may be sold therein in such an orderly manner, and (ii) prior to the inclusion of any securities which are not Registrable Securities shall include Registrable Securities pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder; provided, however, that if the managing underwriters determine that the inclusion of the number of Other Investor Registrable Securities proposed to be included in any such offering would adversely affect the marketability of such offering, the Company may exclude such number of Other Investor Registrable Securities as necessary to negate such adverse impact.

(e)                                  Other Registrations.  If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

3.                                       Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)                                  prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities within 120 days (in connection with an initial Public Offering) or 60 days (in connection with all other Public Offerings) and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

(b)                                 promptly notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)                                  furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)                                  notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)                                    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

(g)                                 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)                                 enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(i)                                     make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j)                                     otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)                                  permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

(l)                                     the Company agrees to file all reports and supplements which are required to be filed by the Company under the Securities Act so that it may be eligible to effect any registration of Registrable Securities on Form S-3 or any comparable form, successor form or other form if such form is available for use by the Company.

4.                                       Registration Expenses.

(a)                                  All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company shall be paid by the Company (all such expenses being herein called “Registration Expenses”) and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

(b)                                 In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

(c)                                  To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

5.                                       Indemnification.

(a)                                  The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)                                 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)                                 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.  The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

6.                                       Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 5 hereof.

7.                                       Definitions.  Capitalized terms used but not otherwise defined herein have the meaning set forth in the Subscription Agreement.  The following terms will have the meanings set forth below:

“Common Stock” means the Company’s Common Stock, par value $0.01 per share.

“MDCP Registrable Securities” means (i) any shares of Common Stock originally issued to MDCP pursuant to the Subscription Agreement, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or stock conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other Common Stock of the Company acquired by MDCP.  As to any particular MDCP Registrable Securities, such securities shall cease to be MDCP Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or a sale to the public pursuant to Rule 144(k).  For purposes of this Agreement, a Person shall be deemed to be a holder of MDCP Registrable Securities whenever such Person has the right to acquire such MDCP Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Other Investor Registrable Securities” means (i) any shares of Common Stock originally issued to an Other Investor pursuant to the Subscription Agreement or Management Equity Agreement, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or stock conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other Common Stock of the Company acquired by the Other Investors.  As to any particular Other Investor Registrable Securities, such securities shall cease to be Other Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or a sale to the public pursuant to Rule 144(k).  For purposes of this Agreement, a Person shall be deemed to be a holder of Other Investor Registrable Securities whenever such Person has the right to acquire such Other Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Public Offering” means the sale in an underwritten public offering registered under the Securities Act of shares of the Common Stock.

“Registrable Securities” means, collectively, MDCP Registrable Securities and Other Investor Registrable Securities.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Series A Preferred Stock” means Series A Preferred Stock of the Company, par value $0.01 per share.

“Series B Preferred Stock” means Series B Preferred Stock of the Company, par value $0.01 per share.

8.                                       Miscellaneous.

(a)                                  Selection of Investment Bankers.  The selection of investment banker(s) and manager(s) for any public offering or private sale by the Company of its securities shall be made by the Company’s board of directors.

(b)                                 No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(c)                                  Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d)                                 Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of MDCP Registrable Securities; provided that if any such amendment or waiver would adversely affect in any material manner the rights of any holders of Registrable Securities relative to other holders of Registrable Securities similarly situated with respect to such rights under this Agreement, such amendment or waiver must be approved in writing by the holders of a majority of such Registrable Securities so adversely affected.

(e)                                  Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f)                                    Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)                                 Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h)                                 Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i)                                    Governing Law.  All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(j)                                     Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.  Such notices, demands and other communications shall be sent to the Company, MDCP and each Other Investor at the address indicated on the signature pages hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

*     *     *     *    *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GLDD ACQUISITIONS CORP.

By:	/s/ Douglas B. Mackie

Its:	President and Chief Executive Officer

Address:
c/o Madison Dearborn Partners, LLC Three First National Plaza 70 W. Madison, Suite 3800 Chicago, IL 60602
Attention:	Samuel M. Mencoff Thomas S. Souleles

OTHER INVESTORS:

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By:	Madison Dearborn Partners IV, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, L.L.C.
Its:	General Partner

By:	/s/ Thomas S. Souleles
Name:	Thomas S. Souleles
Title:	Member

Address:
c/o Madison Dearborn Partners, LLC Three First National Plaza 70 W. Madison, Suite 3800 Chicago, IL 60602
Attention:	Samuel M. Mencoff Thomas S. Souleles

SPECIAL CO-INVEST I

By:	/s/ Thomas S. Souleles

Its:	Member

Address:
c/o Madison Dearborn Partners, LLC Three First National Plaza 70 W. Madison, Suite 3800 Chicago, IL 60602
Attention:	Samuel M. Mencoff Thomas S. Souleles

NORTHWESTERN UNIVERSITY

By:	/s/ William H. McLean

Its:	Vice President and Chief Investment Officer

Address:
c/o Investment Department 633 Clark Street Suite 1-209 Evanston, IL 60208
Attention:	Du Chai

RANDOLPH STREET PARTNERS VI

By:	/s/ William S. Kirsch, P.C.

Its:	Partner

Address:
c/o Jack S. Levin 200 East Randolph Drive Suite 5700 Chicago, IL 60601

/s/ Steven R. Auernhamer
Steven R. Auernhamer

/s/ Steven W. Becker
Steven W. Becker

/s/ Leslie A. Braun
Leslie A. Braun

/s/ David C. Cizek
David C. Cizek

/s/ Arthur S. Fletcher
Arthur S. Fletcher

/s/ James C. Gillespie
James C. Gillespie

/s/ William E. Hannum
William E. Hannum

/s/ Bradley T. J. Hansen
Bradley T. J. Hansen

/s/ William H. Hanson
William H. Hanson

/s/ Patrick C. Hughes
Patrick C. Hughes

/s/ Kyle D. Johnson
Kyle D. Johnson

/s/ John F. Karas
John F. Karas

/s/ Donald J. Luce
Donald J. Luce

/s/ Richard M. Lowry
Richard M. Lowry

/s/ Michael J. Lueders
Michael J. Lueders

Christopher T. Mackie 1998 Trust

By:	/s/ W. L. Coleman
Its:	Trustee

/s/ Douglas B. Mackie
Douglas B. Mackie

Kathleen J. Mackie 1998 Trust

By:	/s/ W. L. Coleman
Its:	Trustee

Madeline C. Mackie 1998 Trust

By:	/s/ W. L. Coleman
Its:	Trustee

Natalie A. Mackie 1998 Trust

By:	/s/ W. L. Coleman
Its:	Trustee

Philip D. Mackie 1998 Trust

By:	/s/ W. L. Coleman
Its:	Trustee

/s/ John R. Maszezyk
John R. Maszezyk

/s/ Sam R. Morrison
Sam R. Morrison

/s/ William A. Murchison
William A. Murchison

/s/ John T. O’Brien
John T. O’Brien

/s/ Steven F. O’Hara
Steven F. O’Hara

/s/ William F. Pagendarm
William F. Pagendarm

/s/ Robert C. Ramsdell
Robert C. Ramsdell

/s/ T. Christopher Roberts
T. Christopher Roberts

/s/ Michael R. Sayer
Michael R. Sayer

/s/ David E. Simonelli
David E. Simonelli

/s/ George T. Strawn
George T. Strawn

/s/ Mark R. Thomas
Mark R. Thomas

/s/ Russell F. Zimmerman
Russell F. Zimmerman

/s/ James G. McNally
James G. McNally

/s/ Deborah A. Wensel
Deborah A. Wensel

Deborah A. Wensel Trust June 4, 1999

By:	Deborah A. Wensel
Its:	Trustee

/s/ Seann M. Perez
Seann M. Perez